UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

March 11, 2017
Date of report (Date of earliest event reported)

SUPPORT.COM, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-30901	94-3282005
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

900 Chesapeake Dr., Second Floor, Redwood City, CA 94063
(Address of Principal Executive Offices) (Zip Code)

(650) 556-9440
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

Previously, Support.com, Inc. (the “Company”) and Comcast Cable Communications Management, LLC (“Comcast”) entered into a Master Services Agreement, Call Handling Services, effective October 1, 2013 (the “Agreement”), attached to which are: (i) Statement of Work #1, effective October 1, 2013 (“SOW#1”), covering the Company’s provision of certain sales and customer support services to customers of Comcast’s high speed Internet and wireless gateway offerings; and (ii) Statement of Work #3, effective March 21, 2014 (“SOW#3”), covering the Company’s provision of certain sales and customer support services for Comcast’s home security and control offerings to actual and prospective Comcast customers.  The foregoing descriptions and references to the Agreement, SOW#1 and SOW#3 are qualified in their entirety by reference to the previously disclosed documents, which are incorporated by reference herein.

On March 11, 2017, the Company received fully executed copies of four (4) change management forms (“CMFs”) between the Company and Comcast entitled as follows:

•
“Change Management Form 12 to SOW#3” (“CMF#12/SOW#3”), which provides for the use of chat communications between agents and customers, during the course of delivering and receiving sales and support services;

•	“Change Management Form 9 to SOW#1” (“CMF#9/SOW#1”);

•	“Change Management Form 13 to SOW#3” (“CMF#13/SOW#3”) and

•	“Change Management Form 14 to SOW#3” (“CMF#14/SOW#3”),

Each of CMF#9/SOW#1, CMF#13/SOW#3 and CMF#14/SOW#3 modifies the service level targets previously set forth in Exhibit A to SOW#1 and SOW#3, respectively, in order to delete, revise and/or establish previous key performance indicators (“KPIs”) for quarterly periods that would be measured and, in some cases, depending on the actual monthly performance of such KPIs, have financial bonuses and credits applied for such performance.

The foregoing descriptions and references to the Agreement, CMF#12/SOW#3, CMF#9/SOW#1, CMF#13/SOW#3 and CMF#14/SOW#3 are qualified in their entirety by reference to the actual documents, which are attached as exhibits hereto and are incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

10.1 Change Management Form Number 12 to Statement of Work 3 between Comcast and Company, signed March 7, 2017.*

10.2 Change Management Form Number 9 to Statement of Work 1 between Comcast and Company, signed February 24, 2017.*

10.3 Change Management Form Number 13 to Statement of Work 3 between Comcast and Company, signed February 24, 2017.*

10.4 Change Management Form Number 14 to Statement of Work 3 between Comcast and Company, signed February 24, 2017.*

*Portions of the Exhibit have been omitted pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 16, 2017

SUPPORT.COM, INC.

By:	/s/ Michelle Johnson
Name:	Michelle Johnson
Title:	VP, General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Change Management Form Number 12 to Statement of Work 3 between Comcast and Company, signed March 7, 2017.*

10.2	Change Management Form Number 9 to Statement of Work 1 between Comcast and Company, signed February 24, 2017.*

10.3	Change Management Form Number 13 to Statement of Work 3 between Comcast and Company, signed February 24, 2017.*

10.4	Change Management Form Number 14 to Statement of Work 3 between Comcast and Company, signed February 24, 2017.*

*Portions of the Exhibit have been omitted pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended